UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 14, 2007
Date of Earliest Event Reported: September 12, 2007

ProElite, Inc.
(Exact name of registrant as specified in its charter)

New Jersey	333-139982	22-3161866
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12121 Wilshire Boulevard, Suite 1001 Los Angeles, California		90025
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(310) 526-8700

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

Pursuant to an agreement dated September 12, 2007 (the “Purchase Agreement”) among King of the Cage, Inc. (“KOTC”), Terry Trebilcock (“Trebilcock”) and Juliemae Trebilcock, the shareholders of KOTC (the “Sellers”), and ProElite, Inc. (the “Company”), the Sellers agreed to sell to the Company all of the share capital (the “Shares”) of KOTC. The consideration for the Shares is the payment to the Sellers of $3,250,000 cash at closing; 178,571 restricted shares of the Company’s Common Stock (the “PE Shares”) to be delivered on January 2, 2008 to the Sellers and/or their designees; and $500,000 in cash to be paid sixty days from closing subject to any offset for any indemnity claims by the Company. Additionally, the Company has agreed to make Contingent Payments (the “Contingent Payments”) over a five-year period of up to an additional $5,000,000 (payable in part in cash and in part in shares of the Company’s Common Stock, as provided in the Purchase Agreement) in accordance with a schedule based on the number of events produced under the supervision of Trebilcock under the KOTC name and earnings before interest, taxes, depreciation and amortization (“EBITDA”) for KOTC’s operations during such period.

As security for the Contingent Payments, the Company agreed to grant to the Sellers a first priority security interest in the Shares.

The Company also agreed to enter into a five-year employment agreement with Trebilcock pursuant to which Trebilcock will serve as President of the KOTC brand of EliteXC and to supervise the production of live mixed martial events under the KOTC brand and such other duties as may be assigned to him by the Company. In addition to a salary of $150,000, Trebilcock is to receive a share of KOTC’s EBITDA over specified levels.

ITEM 2.01 Completion of Acquisition or Disposition of Assets

The discussion in Item 1.01 is incorporated herein by reference. The closing of the acquisition of the Shares occurred on September 12, 2007. KOTC produces mixed martial events in the U.S. and has a library of mixed martial arts material.

ITEM 3.02

The discussion in Item 1.01 and 2.01 is incorporated herein by reference. The PE Shares to be issued will be issued in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. Under the Purchase Agreement, Seller made representations as to its investment intent, and the certificates evidencing the PE Shares bear a restricted legend.

ITEM 9.01  Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

(b) Pro Forma Financial Information

Any Financial Statements or Financial Information required pursuant to this Item will be filed by amendment.

(c) Exhibits.

There are filed as part of this report the exhibits listed on the accompanying Index to Exhibits, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ProElite, Inc.

Date: September 14, 2007	By:	/s/ DOUGLAS DELUCA
Douglas Deluca, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Stock Purchase Agreement dated as of September 11, 2007, among ProElite, Inc., King of the Cage, Inc. and the shareholders of KOTC

10.2	Employment Agreement dated as of September 11, 2007 between ProElite, Inc. and Terry Trebilcock

10.3	Stock Pledge Agreement dated as of September 11, 2007 between ProElite, Inc., as pledgor and Terry Trebilcock and Juliemae Trebilcock, as pledges